EXHIBIT 10.1

                                                                  CONFORMED COPY

                         ADDITIONAL GUARANTOR SUPPLEMENT

                                                                   March 8, 2007

Harris N.A., as Administrative Agent for the Lenders named in the Credit Agreement dated as of November 10, 2005, among AMCOL International Corporation, certain Subsidiary Borrowers, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, and the Administrative Agent (the "Credit Agreement")

Ladies and Gentlemen:

         Reference is made to the Credit Agreement described above. Terms not defined herein which are defined in the Credit Agreement shall have for the purposes hereof the meaning provided therein.

         The undersigned, CETCO Oilfield Services Company, a Delaware corporation hereby elects to be a "Guarantor" for all purposes of the Credit Agreement, effective from the date hereof. The undersigned confirms that the representations and warranties set forth in Section 6 of the Credit Agreement are true and correct as to the undersigned as of the date hereof and the undersigned shall comply with each of the covenants set forth in Section 8 of the Credit Agreement applicable to it.

         Without limiting the generality of the foregoing, the undersigned hereby agrees to perform all the obligations of a Guarantor under, and to be bound in all respects by the terms of, the Credit Agreement, including without limitation Section 12 thereof, to the same extent and with the same force and effect as if the undersigned were a signatory party thereto.

         The undersigned acknowledges that this Agreement shall be effective upon its execution and delivery o by the undersigned to the Administrative Agent, and it shall not be necessary for the Administrative Agent or any Lender, or any of their Affiliates entitled to the benefits hereof, to execute this Agreement or any other acceptance hereof. This Agreement shall be construed in accordance with and governed by the internal laws of the State of Illinois.

                                                 Very truly yours,

                                                 CETCO OILFIELD SERVICES COMPANY


                                                 By:    /s/ Gary L. Castagna
                                                        ------------------------
                                                 Name:  Gary L. Castagna
                                                 Title: Treasurer